UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

GoodHaven Funds Trust
(Exact name of registrant as specified in charter)

4940 SW 83rd Street
                                          Miami, Florida 33143_______________________
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
4940 SW 83rd Street
                                          Miami, Florida 33143_______________________
(Name and address of agent for service)

Registrant's telephone number, including area code: 626-914-7363

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2019

Item 1. Report to Stockholders.

Semi-Annual Report

May 31, 2019

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the GoodHaven Fund will send a notice each time the Fund’s updated report is available on our website (goodhavenfunds.com/shareholder_reports.html). Investors enrolled in electronic delivery will receive the notice by e-mail with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021, will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1-855-OK-GOODX (1-855-654-6639).

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Portfolio Management Discussion and Analysis	12
Sector Allocation	17
Schedule of Investments	18
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	25
Expense Example	34
Investment Advisory Agreement	36
Additional Information	39
Privacy Notice	40

GoodHaven Fund

PERFORMANCE as of May 31, 2019 (Unaudited)

	6 Mos	12 Mos		Since	Since
	Ended	Ended	5 Years	Incept.[1]	Incept.[1]
	5/31/19	5/31/19	Annualized	Cumulative	Annualized
GOODX	-4.59%	-7.24%	-3.59%	23.79%	2.65%
S&P 500 Index[2]	0.74%	3.78%	9.66%	145.88%	11.68%
Wilshire 5000 Total Market Index[2]	-0.28%	0.53%	6.87%	100.95%	8.94%
HFRI Fundamental Growth Index[3]	3.12%	-4.88%	2.61%	18.66%	2.12%
HFRI Fundamental Value Index[3]	2.06%	-3.46%	3.42%	44.54%	4.61%
CS Hedge Fund Index[3]	3.11%	0.22%	2.15%	27.65%	3.03%

[1]	The GoodHaven Fund commenced operations on April 8, 2011.
[2]	With dividends reinvested.
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, "since inception" Hedge Fund Index performance figures reflect a start date of 3/31/11 and an end date of 5/31/19. Source: Bloomberg Terminal

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the GoodHaven Fund (the "Fund") may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-OK-GOODX (1-855-654-6639). The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund. The annualized gross expense ratio of the Fund is 1.10%.

July 14, 2019

To Our Fellow Shareholders:

Sometimes performance stats tell you a lot about a portfolio, a manager, or the underlying businesses – sometimes the message is misleading (in either direction).  Regardless of reported results, we try to tell it straight as we see it at the time, try to call out true mistakes when we make them, and try to give you our thoughts and insights about our investments and where the puck may be headed rather than where it’s been.

Results since last year have indeed been a jumble, for both the Fund and various indexes.  For example, although fiscal 2018 was disappointing to us after a decent prior twenty-four months, we outperformed both the S&P 500 Index ("S&P") and the Wilshire 5000 Total Market Index ("Wilshire") indexes by a fair margin in the horrible month of December 2018 and in the fourth calendar quarter of 2018.  Since then, markets have rallied and until May 31, our rebound was well behind the S&P.  However, since the end of the Semi-Annual Period ending May 31, we have gained an additional 8.65% (as letter is being finalized on July 14th) – and it may represent the

GoodHaven Fund

beginning of a truly positive trend.  Last year we established some new investments that are doing well, we have started to see a rebound in some commodity markets, and we believe our positioning – which is very different than most large equity indexes – is starting to be a positive rather than a negative. Markel Corporation, a minority partner in the Advisor, recently added $15 million to its investment in the Fund, an action for which we are grateful and which indicates their confidence in our long-term approach.

In recent years, we and a considerable number of our "value investing" peers have struggled compared to large-cap equity indexes which have experienced massive cash inflows (despite strong returns in the first few years of the Fund and both a solid absolute and relative 2016 for the Fund).  What has appeared to be deeply out of favor has generally stayed that way, growing companies generating losses or modest profits have become highly prized with huge market capitalizations (usually a temporary condition – and one we have seen before), and a cash reserve has proven to be a drag rather than a truly opportunistic asset.  Despite a strong tendency for financial markets to "regress to the mean" over time, current trends have persisted longer than is comfortable.  CBS Marketwatch recently ran a story entitled Value Stocks Are Trading at the Steepest Discount in History, proclaiming that "there has never been a worse time to be a value investor."  Such pronouncements are historically associated with a turn for the better and we believe a "snapback" is coming.

Our investing approach defines value as the worth of a business to a rational and well-informed buyer and our success depends on our ability to reasonably value businesses and for the market to recognize that value over time.  While we prefer growing businesses, we rarely own high growth companies generating losses or that have reasonable profits with very high valuations.  Many of the latter have been some of the strongest gainers in recent years.  Yet the history of markets is that undervalued securities with responsible managers have tended to rise in price and overvalued securities have tended to fall, and that the natural forces of capitalism restore balance when economic trends have gone too far.

Since the "great recession" of 2008-9, markets have gradually seen excesses build in that have not reverted – low to near zero interest rates around the world, "cheap" commodity input prices for most businesses, excessive value placed on growth stocks irrespective of profit, and, until recently, unfettered globalization of supply chains.  For example, there are now roughly $13 trillion of government bonds around the world with negative yields (a form of "Bizarro World" for investors1), the Goldman Sachs commodity index, a broad measure of many different commodities now sells at the biggest discount to the S&P financial sector in more than 70 years, and we have now seen the longest period of expansion without a recession in modern memory.  Global businesses who depended on cheap manufacturing in China are now seeing cost structures threatened by tarriffs.
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[1]
In the early 1960s, Bizarro World was a fictional planet introduced by DC Comics where everything was inverted and morally upside-down.  A Bizarro salesman selling Bizarro bonds was quoted as saying to his client, "Guaranteed to lose money for you."  Parody has become reality.

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Negative yielding bonds are a historic anomaly: we believe this trend should change or eventually there is likely to be a currency crisis somewhere.  Further, either commodities generally are cheap to other assets or something critical has changed in the world economy.  But people still need food, energy, and shelter and desire even more products and services as the world grows wealthier and people live longer – all of which require commodity inputs.  We doubt the world economy has changed that much.  Lastly, much of what we own trades at valuations that seem to be already reflecting the chance of a recession coming soon.  Almost all of what we own is demonstrably less expensive than the market as a whole when comparing balance sheets, cash flows, and overall valuation.  In the past, this has generally indicated a good chance of sharply improved results.

But let’s look at some examples of why the Fund has struggled on a relative basis since our last semi-annual report.2  Six securities accounted for virtually all of the dollar decline in the portfolio from a year ago – these were: American Airlines, WPX Energy, Birchcliff Energy, Jefferies Financial Group, Spectrum Brands, and Systemax.  We believe all remain attractive investments, and given our view that value has not been impaired, a lower price today should mean even better upside potential looking forward.

To preface the discussion, a brief word about insider purchases and share buybacks:  we have been skeptical of most companies that borrow heavily to repurchase stock, even if borrowing rates are low.  Once the cash has left the company and the shares are bought, the debt remains – and is often subject to refinance risk or creates other liquidity constraints.  We are more intrigued when companies use discretionary free cash flow or excess balance sheet cash to repurchase shares at a low multiple of earnings or book value.  The latter types of transactions are often an indication that management believes their company’s shares to be materially undervalued and in those situations, investors should be happy that the stock does not appreciate rapidly – because otherwise the company cannot buy enough to really move the needle on value.  We also like it when multiple insiders/executives buy stock in a short time-frame.  After all, management can sell shares for any number of reasons – diversification, appreciation, a desire to purchase a new house or other assets, etc.  But when they buy – which usually means an inability to sell in a short-time frame, it almost always indicates a belief that the shares are cheap to business value.

In late May and early June of this year, American Airlines traded below $30 per share.  During the last twelve-month trailing period, the company has earned nearly $6 before corporate income taxes (which is roughly equivalent to after-tax earnings due to a significant tax-loss carryforward position), paid $0.40 in dividends, and has
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[2]
Please note that any percentage changes mentioned herein may not match with the Fund’s return on a security during the period, or from cost, due to specific holding periods, transactions during the period, or other factors.

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repurchased almost twenty-five million shares (more than 5% of average shares outstanding) – yet the stock price is roughly 37% lower than a year ago.  The industry has consolidated in recent years, load factors are greatly improved, credit operations have added a material source of profit, and there are few signs of aggressive price competition.

At American, bookings continue to be strong, the company is focused on improving margins to raise profitability, and a number of insiders personally bought an aggregate of 110,000 shares for roughly $3 million in late May and early June of 2019. American has allocated the majority of its capacity growth this year to its largest hub Dallas-Fort Worth ("DFW").  DFW is the world’s 2nd largest hub by peak day departures and American’s margins here are approximately 75% higher than their systemwide average.  This strategy of concentrated growth in the largest high margin hubs has been executed successfully by other industry peers.  Recent data points from DFW have been positive and encouraging.  Further, while the industry as a whole has been able to pass through higher fuel prices in recent years, softer oil prices this year should be a tailwind.  In our opinion, the business of American Airlines could be worth nearly double recent quotes.3

Jefferies Financial Group was another large decliner over the last twelve months despite a steadily increasing tangible book value and a profitable business.  Jefferies Financial was the result of a merger between Leucadia National and Jefferies Group and now consists of the largest middle-market investment bank/broker-dealer and a variety of legacy businesses from Leucadia that are either wholly or partly owned.  Some of these investments are required to be "marked to market" – resulting in significant volatility in financial income reports.  However, Jefferies remains profitable and has been aggressively repurchasing stock in the last eighteen months (with the proceeds from asset sales) at a meaningful discount to tangible book value (around $26 per share based on Jefferies financial statement of May 31, 2019) – resulting in an increase in value for each remaining share outstanding.  During the last eighteen months or so, the company repurchased nearly 60 million shares at an average price of a little over $22 per share.

We note that in a broker/dealer with a relatively "clean" balance sheet, tangible book value is a strong guide to liquidating value – in other words, and although the business should be worth far more as an ongoing entity, shareholders should be able to significantly profit if the business was closed and the net assets distributed. Both Jefferies and its predecessor Leucadia had and continue to have management teams skilled at capital allocation.  We estimate that Jefferies entire business is currently worth at least $30 – $35 per share after evaluating all of the pieces and the extensive loss carryforwards, and perhaps more.
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[3]
American has agreed to purchase a number of 737-Max aircraft that are currently grounded due to safety reviews and pending changes in software.  The grounding and associated delivery delays will impact earnings in 2019 but we do not believe this is a material long-term threat to profitability.

GoodHaven Fund

Our two growing energy holdings – WPX and Birchcliff – both declined during the period despite solid operating results and cash flows (full disclosure: we sold a material portion of our WPX in September 2018 for a sizeable gain as it approached our estimate of intrinsic value near annual highs).  As of the end of the fiscal period, both are selling at or below the low points of December 2018 despite oil prices that are roughly $10 per barrel higher today than in December – and which were as much as $20 per barrel higher earlier this year.  In recent years, there has been much volatility in commodity prices and a material decline from the highs.  Yet, while these companies have to live with oil and gas prices that they do not control, they can control costs, midstream and processing assets, and capital allocation – and both have performed very well on those metrics.  In the case of WPX, we believe the company will be cash flow positive in 2019 and should be able to return capital to shareholders in 2020.  We believe the company’s overall business is worth more than $20 per share and is based on our evaluation of expected cash flows, assets, and comparable transactions.  We note that Occidental recently won a bidding war with Chevron for Anadarko, which has extensive assets in the Permian basin (as does WPX).  We expect further consolidation in that area as companies continue to try to drive unit costs lower.

Deeply out of favor due to low commodity prices and transportation constraints, Western Canadian energy companies may be among the most hated in world markets.  Weak natural gas pricing and large oil price discounts to world markets have occurred because pipeline capacity is limited and government policy has prevented building new projects to expand capacity or further export oil and gas.  We believe this is going to change over the next two-three years as a number of major projects have recently been approved or commenced.  One is a new pipeline for natural gas out of the Montney formation in Alberta, where Birchcliff has its large holdings.  Another is the Shell project to build a pipeline to the west coast of Canada to export natural gas to Asia – also from the area near Birchcliff’s assets.  Another potential project is the Trans-Mountain oil pipeline expansion, now owned by the Canadian government.  Discounted prices relative to world markets should decline rapidly as projects near completion.

In the case of Birchcliff, the company is a low-cost producer where about 80% of its production is natural gas and 20% is liquids, including oil and natural gas liquids.  While levered, the company has generated significant cash flow and earnings even at low gas prices in recent years.  The company has no short-dated maturities or material covenants and currently pays a material quarterly dividend to shareholders.4  In addition to its extensive reserves and land position, the company owns most of its processing capacity, which we believe is worth hundreds of millions
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[4]
Maintenance capital expenditures (capex) in an energy producer are defined as the amount required to maintain production at current levels.  Before withholding and at current exchange rates, the yield is more than 3.5%.

GoodHaven Fund

of dollars.  In addition, the company has increased per share production and reserves by double digit rates over the last decade or so – despite seeing a stock price that today sells at a fraction of where it sold previously.5  If we are correct about capacity plans and even without materially higher world prices for energy, we believe Birchcliff is worth far more than recent quotes and could become an acquisition target.  Recently, insiders personally bought about half a million dollars of stock in the open market.

Spectrum Brands was up for the period after a material decline when we wrote to you last.  We believe their prior operational issues are now behind the company, and most of its businesses are back on track with the exception of the small appliance business, which is facing challenges from tariffs and competition.  Nevertheless, the company completed the sale of its battery and auto care businesses in early 2019, greatly improved its balance sheet by using a significant amount of the proceeds to pay down debt, and still generates material free cash flow.  Subsequent to the sale, the company repurchased about $250 million of stock at approximately $53 per share and has been trading with a dividend rate of about 3%.  We note that Jefferies owns about 15% of Spectrum, has representatives on the Board of Directors, and has a strong interest in seeing the company return to growth and strong cash generation.  As a large owner, we expect them to continue to offer both guidance and pressure on Spectrum management.

Systemax was down modestly despite continued growth in revenue and profit, a large extraordinary dividend payout, and a streamlining of the business to focus on industrial supplies.  We believe the company’s stock price simply got ahead of itself after an extended period of good news and may have reacted to tariff threats as it sources a number of its products from overseas.  However, we do not believe sourcing is a permanent threat and are happy to remain owners as we expect revenue and earnings to continue to grow at a decent clip in the next several years.

Despite a very unusual macro backdrop it’s important that we continue to source potential new ideas that fit our parameters. Here the news is good. Some of our more recent investments have seen good business and price performance. Fannie Mae’s core business continued to perform well. Importantly, it appears that some concerted efforts are underway to craft a plan of recapitalization of the government’s complex control of Fannie Mae which may materially benefit the junior preferred stock issues that we own. Prices approximately doubled during the period. This situation is volatile, fluid, and we expect some material twists/turns along the way to a resolution.  We also opportunistically bought Mohawk Industries in the latter part of
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[5]
Dividends are paid at the discretion of the Board.  Birchcliff may be required to reduce stated reserves this year due to persistently low commodity prices in Canada, but such an accounting action is unlikely to alter our estimate of intrinsic value.  The company’s recent market value is well below its last independent reserve valuation of proved reserves only, while its gas plant facilities may be worth $C700 million or more (about US $500 million) at recent exchange rates.

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2018 after it had tumbled more than 50% from its 52-week high.  It has since had a decent bounce back on a price basis.  Oaktree Capital announced a takeover offer from Brookfield Asset Management and we saw solid results at Lennar and Federated Investors.  We also continue to own sizeable investments in Barrick Gold, Alphabet, Berkshire Hathaway, Delta Air Lines, HP Inc. and Verizon.

Barrick’s merger with Randgold appears to be benefitting shareholders.  While the price of gold remains volatile, since the merger, new CEO Mark Bristow has created an accretive joint venture with Newmont, has moved quickly to further reduce costs, and is ramping up exploration activity.  Further, backdrop conditions seem to be improving – with real interest rates back to recent lows, gold prices rallying, and central banks around the world once more suggesting dovish policy.  Notably, Barrick has performed better in a host of currencies other than the US Dollar given interest rate differentials and relative dollar strength.  Any move to weaken the dollar should be yet another tailwind.

While facing increasing regulatory headwinds and additional competition in advertising, Alphabet continued to dominate most of its core product segments, generated lots of free cash flow, and continued to grow at double-digit rates.  We are well aware that the pricing of Google’s ads is largely a function of economic strength, so the company is not immune to weaker business conditions or slower growth.  Yet Alphabet has many levers to pull, a host of growth initiatives that we believe should continue to add to shareholder value, and a stock price that is not excessively valued.  Berkshire recently was selling at a discount to the valuation at which CEO Warren Buffett indicated that repurchases could increase, suggesting that intrinsic value should be materially higher than the recent price.  Over the last twelve months, Berkshire repurchased about $3 billion of shares below $310,000 per Class "A" share.  Delta is the most profitable of the major airlines and shares many of the industry qualities that we believe make these businesses much more attractive than in prior years, not the least of which is large profits and material dividends in relation to the recent stock price.  Like American, Delta is also repurchasing its own shares out of free cash flow.

HP’s lucrative printer supplies business stumbled in the first quarter but performed reasonably well in the second and its overall free cash flow remains large compared to the company’s stock market value, with both dividends and repurchases benefitting shareholders.  Over the last eighteen months, HP Inc. has repurchased nearly $4 billion of stock using a portion of its free cash flow at a little more than $22 per share, or close to ten times currently expected earnings.  We believe Verizon should benefit from lower industry churn, the upcoming roll-out of 5G service with its much faster speeds, and the potential merger of T-Mobile and Sprint.  Notably, Delta, HP, and Verizon all pay significant dividends to shareholders that seem quite attractive given current bond yields.

There is no question that aggressive central bank interventions, the rise of indexation as a force in stock markets, the number of "quant" managers, and the shift by institutions to private equity have changed the general investing environment.

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Over roughly forty years, we have seen many such shifts and written about their impact.  Yet we believe there has been one constant over time – public companies usually trade somewhere near intrinsic value if one is patient enough.  In our experience, overvalued companies generally tend to return to earth, while undervalued ones generally rise.  The right value is usually found in near the mean rather than the extremes.

Much of the world’s recent growth has been in large tech companies.  Yet investment returns are not just a function of growth – what an investor earns depends on both corporate results and the valuation at which an investment is purchased.  Even the best business is likely to prove a poor investment if acquired at too high a price.  And paying too much for what appears attractive may be the single biggest risk facing most investors today.

For example, index funds are full of very highly valued securities, many of which are not obvious.  Microsoft – a company we once owned – now is valued at more than 30 times earnings with a market cap of roughly a trillion dollars.  The management has done a great job but the company no longer appears undervalued.  Indexes are adding recently issued Initial Public Offerings ("IPO"s), most of which (about 80% by least count) show operating losses.  It was just announced that Beyond Meat – a recent IPO of a company selling vegan burgers and generating about $200 million in revenues with a $12 billion market valuation – will be added to the Russell 1000 Index.  We think the company is likely to grow materially in the near-term.  But at $12 billion, a large dose of optimism is clearly already reflected in the market price and such an index inclusion forces index funds to buy the security at extremely high valuation metrics.  There have been plenty of other examples.

Many investors continue to pin their hopes on central banks lowering interest rates back to zero.  Yet experience suggests that low rates are not a panacea for solving the world’s economic imbalances and preventing recession and may be doing more harm than good.  As one investor recently said, "If excessively low rates, even below zero, and QE were magic elixirs, the economies of Japan and the Euro region would be booming. They’re not."6  Despite exceptionally low interest rates financed by hugely increased government debt over decades, the Japanese stock market has not recovered to anywhere near the highs that were achieved in 1989 (thirty years ago) – and this even after that central bank has been buying equities in the form of ETFs.  A better conclusion is that interest rates alone are not sufficient to prevent either a recession or a decline in excessively high valuations and may act as a tax on investment income, reducing economic activity from those with greater resources.  Moreover, broadly diversifying into major index funds or related products when many of the components trade at high valuations may also be toxic to long-term portfolios.
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[6]	Quote attributed to Peter Boockvar.

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Value investing is not the same as writing about value investing.  It’s about trying to earn attractive risk adjusted returns over the long-term, which, by definition, means foregoing some of the speculative strategies that have worked well in recent years, such as buying momentum, or buying high to sell higher.  We have often cited Eugene Shahan’s seminal article "Are Short Term Performance and Value Investing Mutually Exclusive:  The Hare and the Tortoise Revisited," which sets forth how even a group of the best value investors tended to underperform nearly 1/3 of the time over a multi-decade period, strongly suggesting that periodic underperformance is a feature, not a flaw, of the strategy.  Yet even with such large variances, we believe value investing has historically generated satisfactory returns over time.  Yet, it can be immensely difficult and frustrating when you employ a strategy that has tended to work well over extended time periods but occasionally makes you look like a fool – or worse – for an extended period.

As has been the case in previous periods when value was out of favor (such as during the tech bubble of the late 1990s), we have been engaged in a "lasting contest" where we believe conditions will change but cannot be precise about when.  Given the recent deep skepticism about the validity of value investing generally, we appear to be much closer to an inflection point where the strategy could start to produce improved returns.  We believe our portfolio is positioned to potentially benefit from such a shift, continue to believe the strategy is valuable, own solid businesses trading at modest valuations, and continue to have a material percentage of our personal net worth invested alongside your funds.  We appreciate both your patience and your confidence and look forward to the prospect of improved results.

Sincerely,

Larry	Keith

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

GoodHaven Fund

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute "forward-looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

References to other mutual funds should not be interpreted as an offer of these securities.

Must be preceded or accompanied by a prospectus. It is not possible to invest directly in an index.

Passive investing involves the purchase of securities or funds that attempt to mirror the performance of a specific index. Active investing involves the purchase of individual securities or funds whose managers attempt to select securities based on fundamental research, quantitative analysis, or other factors and who actively change the underlying portfolios in response to corporate or macro developments.

Typically, passive funds have lower costs and fees compared to actively managed funds. Both actively and passively managed funds involves risk, and principal loss is possible. Both actively and passively managed funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains. Exchange-Traded Funds (ETFs) are securities that track an index, a commodity or basket of assets like an index fund, but trade like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold. Mutual Funds are structured and maintained to match their investment objectives and generally are priced and traded only once a day at the market close.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.

Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets.

Tangible Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets (but excluding the value of any intangible assets, such as goodwill).

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Russell 1000 Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000 is a subset of the Russell 3000 Index. It represents the top companies by market capitalization. The Russell 1000 typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

GoodHaven Fund

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

Any mention of tax or legal circumstances in connection with investments is intended simply for illustration.  Nothing herein should be considered legal or tax advice and investors should consult their tax advisor or legal counsel for information concerning their particular situation.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value ("NAV") of the GoodHaven Fund was $22.07 at May 31, 2019 based on 3,731,397 shares outstanding.  This compares to the Fund’s NAV of $23.43 at November 30, 2018, an NAV of $24.10 at May 31, 2018, and an NAV of $20.00 at inception on April 8, 2011.  As of June 30, 2019, the date of this managers discussion and analysis (MD&A), the Fund’s NAV was $23.44, an approximate 6.21% increase since the end of the fiscal period.  Although the Fund did not pay a capital gains distribution in 2018, it did pay an income distribution of $0.27452 per share which reduced per share NAV on the ex-dividend date (December 20, 2018).  Shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date.  Please note that except where otherwise indicated, discussions in this MD&A relate to the period ended May 31, 2019.

The Fund’s performance for the period December 1, 2018 to May 31, 2019 was -4.59% compared to a total return of 0.74% for the S&P 500 Index, although a number of other equity indexes did not perform as well as the S&P.  The Fund’s total return for the period August 31, 2018 through the end of the calendar year exceeded the S&P 500 Index, the Wilshire 5000 Index, and the Russell 2000 Index by 1.98%, 3.90%, and 11.08%, respectively.  Most indexes fell sharply in the fourth calendar quarter of 2018 with a very large drop in the month of December following the end of the Fund’s fiscal year.  For example, the total return of the Fund for the month of December 2018 was -6.83% compared to a total return of -9.03% for the S&P 500 Index, -9.49% for the Wilshire 5000 Index, and -11.88% for the Russell 2000 Index. Since inception on April 8, 2011 and through May 31, 2019, the Fund’s annualized performance is a gain of 2.65% compared to an increase of 11.68% for the S&P 500 Index.  Please see the portfolio manager’s letter to shareholders for additional information regarding performance and comparisons to other indexes.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-OK-GOODX (1-855-654-6639).

The Fund’s NAV has partly recovered from December’s market rout through May 31 and further subsequent to the end of the fiscal period.  Recent years have been frustrating for investors that follow a similar "value" investment approach used by the Fund, particularly as the underperformance was juxtaposed by a massive flow of capital into index funds, a trend we believe has been self-reinforcing.  Our calendar 2018 results, while improving on a relative basis in the latter part of the year, were disappointing after a decent 24-months of performance in the aggregate 2016 and 2017 fiscal years.  We continue to note that the Fund’s portfolio looks very different than the S&P in composition and concentration and has a number of non-correlated investments

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

and a significant cash holding.  However, we also believe that money flows into passive strategies appear to have peaked in early 2018, which should begin to help relative performance.  As mentioned previously, we note that multiple investment managers, some with outstanding long-term records, but who have struggled in the last couple of years, recently retired or decided to wind-up their funds.1

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse.  The portfolio managers continue to be among the largest individual owners of Fund shares and continue to have significant personal assets at risk, aligning the interests of shareholders.  Although we cannot predict when investors will once more exhibit risk aversion and abandon highly speculative or risky strategies (especially where we believe some of the risks of more popular strategies are poorly understood), we continue to believe that regression to the mean is a core characteristic of financial markets and that value investing and some measure of risk aversion now appears to be regaining favor.  Subsequent to the end of the fiscal quarter, we have started to see a recovery in commodity holdings, with underlying oil prices improving from spring lows and gold prices hitting a five-year high, which should be supportive of several of the Fund’s investment holdings that have management teams with a demonstrated history of business success.

The portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Moreover, as we have noted, value investing has been out of favor for an extended period of years.  Please note that the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  There are other indexes whose performance may diverge materially from that of the S&P.  The following table shows the Fund’s top ten holdings and sectors as of May 31, 2019.

__________

[1]
Among the most notable in 2018 were John Burbank’s Passport Capital, famed for its profitable bets against subprime housing ahead of the financial crisis, which shuttered its flagship fund after persistent losses.  John Griffin, one of famed investor Julian Robertson’s "tiger cubs" is closing his Blue Ridge Capital after three decades and recent stumbles.  In 2019, David Tepper’s Appaloosa decided to convert its partnership to a family office and David Winters Wintergreen Fund announced that it intended to liquidate.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Top 10 Holdings[1,2]	%	Top Sectors[2]	%
Barrick Gold Corp.	8.1%	Cash and Equivalents[3]	19.0%
Alphabet Inc. – Class C	7.1%	Oil & Gas Exploration
Berkshire Hathaway		& Production	9.7%
Inc. – Class B	7.0%	Air Transportation	8.3%
Jefferies Financial Group Inc.	6.3%	Metals & Mining	8.1%
WPX Energy, Inc.	5.4%	Computer Software	7.1%
American Airlines Group Inc.	4.5%	Diversified Holding Companies	7.0%
Spectrum Brands Holdings, Inc.	4.3%	Financials	6.3%
Delta Air Lines, Inc.	3.8%	Consumer Products	4.3%
Birchcliff Energy Ltd.	3.5%	Flooring	3.5%
Mohawk Industries Inc.	3.5%	Computer Hardware	3.4%
Total	53.5%	Total	76.7%

[1]	Top ten holdings exclude cash and U.S. Government Securities.
[2]	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
[3]	Includes U.S. Government Securities and other assets in excess of liabilities.

The Fund continued to experience net outflows in 2019, although such outflows have diminished in recent months and assets appear reasonably stable.  Since inception of the Fund, there have been periods where there were large new shareholder subscriptions and periods with significant net withdrawals.  We believe this was primarily caused by shareholders who were attracted by the potential for better performance in a concentrated value fund but which have been negatively and emotionally affected by volatility in results – resulting in short-term behavior that tends to reduce returns among mutual fund investors.

Material swings in shareholder subscriptions and redemptions have made management of the portfolio more difficult.  During the most recent fiscal year, the portfolio managers were able to undertake actions to avoid creating taxable capital gains during 2018 without materially affecting portfolio values.  Although the Fund now has a net gain on its overall portfolio, it retains a loss-carryforward that is available to offset a material portion of the current unrealized profit in the Fund.  The Fund’s investments are stated as of May 31, 2019, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the six months ended May 31, 2019 were: Fannie Mae preferred shares, which rose in response to continued solid business trends and critically it appears that some concerted efforts are underway to craft a plan of recapitalization of the government’s complex control of Fannie Mae which may materially benefit these junior preferred securities;  Federated Investors stock, which rose as money market rates remained well above zero and the company consummated an acquisition in the growing environmental, social, and governance (ESG) area; Spectrum Brands, whose shares increased as it completed the sale of its battery and auto care businesses for more than

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

$3 billion, using part of the proceeds to pay down debt and repurchase shares; Oaktree Capital, which saw its stock rise in response to a takeover transaction from Brookfield; and Mohawk, which climbed in response to earnings that were better than forecast.

The Fund’s investments having the most negative impact on the portfolio for the six months ended May 31, 2019 were: American Airlines, WPX Energy, Jefferies Financial, HP Inc, and Macy’s.  American fell despite solid earnings and bookings as it was forced to ground its new fleet of 737 Max aircraft; WPX declined as oil and gas prices fell, despite remaining well above December 2018 levels; Jefferies declined in response to lower trading revenue and a decline in interest rates; HP Inc declined in response to a modest shortfall in its replacement ink and toner revenue; and Macy’s declined amid concern over retail sales.  We do not believe any of these businesses were materially impaired during the period despite declining share prices and note that in one case, half of the Fund’s holding was sold at a much higher than recent price.

During the period, the Fund disposed of its investments in Fannie Mae Series F and O shares.

The managers of the Fund do not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  In the six months ended May 31, 2019, the largest single factor affecting performance was a decline in both energy shares and airline shares (where energy is a primary cost component) – an unusual combination.  The portfolio managers generally do not try to predict macroeconomic or market swings and prefer instead to try to react to what happens.

The Fund’s turnover rate of 4%, a measure of how frequently assets within a fund are bought and sold by the managers, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management LLC, the Fund’s investment advisor.  Turnover rates remain low and have been modestly influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund.  Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments.  Since December, broader equity indexes have rallied, returning valuation to high levels.  In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and has held some modest hedges from time to time.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments.

We continue to believe that having a cash cushion provides a strategic advantage. Had our cash been invested in index funds in recent years, our performance would have been materially higher, however management of the fund concurs with the

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

portfolio manager that giving up relative performance is not the same as losing money.  In an equity downturn, we would expect our liquidity to act as a cushion until redeployed advantageously.  Further, our liquidity has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash or cash equivalent position for an extended period of time if, in the opinion of the portfolio managers, market conditions are unfavorable.  At times when liquidity is high, the Fund may underperform a strongly rising stock market.  We note that although the Fund had significant liquidity during the period from Inception in April 2011 through May of 2014 (including a sizeable amount related to a large cash influx due to new Fund share subscriptions), we believe performance was still reasonable by relative and absolute standards over that time frame.  The portfolio managers’ letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period.  Certain large multi-national businesses in the portfolio may be exposed to non-U.S. rules and regulations as well as volatility in currency values.

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress that could adversely impact the Fund.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-OK-GOODX (1-855-654-6639).  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of May 31, 2019, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 353,654 shares of the Fund.  It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SECTOR ALLOCATION at May 31, 2019 (Unaudited)

Asset/Sector	% of Net Assets

U.S. Government Securities	18.1%
Oil & Gas Exploration & Production	9.7%
Air Transportation	8.3%
Metals & Mining	8.1%
Computer Software	7.1%
Diversified Holding Companies	7.0%
Financials	6.3%
Consumer Products	4.3%
Flooring	3.5%
Computer Hardware	3.4%
Telecommunications	3.2%
Industrial Supplies	3.1%
Financial Services	2.6%
General Building Materials	2.2%
Government Agency	2.1%
Home Builder	2.0%
Asset Management	1.9%
Property/Casualty Insurance	1.9%
Marine Services & Equipment	1.8%
Retail	1.3%
Real Estate	1.2%
Cash & Equivalents [1]	0.9%
Total	100.0%

Equities are classified by sector.  Debt is classified by asset type.
[1]	Represents cash and other assets in excess of liabilities.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2019 (Unaudited)

Shares	COMMON STOCKS – 78.9%	Value

	Air Transportation – 8.3%
136,000	American Airlines Group Inc.	$3,703,280
60,000	Delta Air Lines, Inc.	3,090,000
		6,793,280

	Asset Management – 1.9%
33,000	Oaktree Capital Group, LLC	1,594,890

	Computer Hardware – 3.4%
150,400	HP Inc.	2,809,472

	Computer Software – 7.1%
5,310	Alphabet Inc. – Class C [1]	5,860,275

	Consumer Products – 4.3%
67,975	Spectrum Brands Holdings, Inc.	3,580,243

	Diversified Holding Companies – 7.0%
29,400	Berkshire Hathaway Inc. – Class B [1]	5,804,148

	Financial Services – 2.6%
71,143	Federated Investors, Inc. – Class B	2,171,996

	Financials – 6.3%
292,512	Jefferies Financial Group Inc.	5,168,687

	Flooring – 3.5%
21,000	Mohawk Industries Inc. [1]	2,846,550

	General Building Materials – 2.2%
129,400	Builders FirstSource, Inc. [1]	1,821,952

	Home Builder – 2.0%
40,946	Lennar Corporation – Class B	1,617,777

	Industrial Supplies – 3.1%
122,805	Systemax Inc.	2,528,555

	Marine Services & Equipment – 1.8%
130,823	Stolt-Nielsen Ltd.	1,479,881

	Metals & Mining – 8.1%
534,650	Barrick Gold Corp.	6,640,353

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2019 (Unaudited) (Continued)

Shares	COMMON STOCKS – 78.9% (Continued)	Value

	Oil & Gas Exploration & Production – 9.7%
1,253,100	Birchcliff Energy Ltd.	$2,892,625
36,445	Hess Midstream Partners LP	703,388
410,046	WPX Energy, Inc. [1]	4,412,095
		8,008,108

	Property/Casualty Insurance – 1.9%
2,400	Alleghany Corp. [1]	1,591,920

	Real Estate – 1.2%
30,000	STORE Capital Corp. – REIT	1,026,600

	Retail – 1.3%
50,000	Macy’s Inc.	1,028,500

	Telecommunications – 3.2%
48,000	Verizon Communications Inc.	2,608,800
	TOTAL COMMON STOCKS
	(Cost $51,952,131)	64,981,987

	PREFERRED STOCKS – 2.1%

	Government Agency – 2.1%
7,750	Federal National Mortgage Association,
	Series E, 5.100% [1,2,3]	173,522
19,980	Federal National Mortgage Association,
	Series R, 7.625% [1,3]	254,146
27,846	Federal National Mortgage Association,
	Series S, 8.250% [1,3,4]	381,212
71,981	Federal National Mortgage Association,
	Series T, 8.250% [1,3]	934,313
		1,743,193
	TOTAL PREFERRED STOCKS
	(Cost $1,077,942)	1,743,193

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2019 (Unaudited) (Continued)

Principal
Amount	U.S. GOVERNMENT SECURITIES – 18.1%	Value

	United States Treasury Bills – 18.1%
$3,500,000	2.406% due 7/5/2019 [5]	$3,492,856
5,000,000	2.425% due 8/15/2019 [5]	4,976,934
2,000,000	2.391% due 9/19/2019 [5]	1,986,238
4,500,000	2.383% due 10/31/2019 [5]	4,457,078
		14,913,106
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $14,907,795)	14,913,106
	Total Investments
	(Cost $67,937,868) – 99.1%	81,638,286
	Cash and Other Assets in
	Excess of Liabilities – 0.9%	723,461
	TOTAL NET ASSETS – 100.0%	$82,361,747

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	A portion of this security is considered illiquid. As of May 31, 2019, the total value of illiquid securities was $28,920 or less than 0.1% of net assets.
[3]	Perpetual maturity.
[4]	Variable rate dividend; rate shown is rate of last dividend.
[5]	Rate represents the annualized yield to maturity from the purchase price.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2019 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $67,937,868) (Note 2)	$81,638,286
Cash	612,834
Receivables:
Fund shares sold	2,360
Investment securities sold	998,013
Dividends and interest	46,728
Total assets	83,298,221

LIABILITIES
Payables:
Fund shares redeemed	853,877
Management fees	67,579
Support services fees	15,018
Total liabilities	936,474

NET ASSETS	$82,361,747

COMPONENTS OF NET ASSETS
Paid-in capital	$76,521,691
Total distributable earnings	5,840,056
Net assets	$82,361,747
Net Asset Value (unlimited shares authorized):
Net assets	$82,361,747
Shares of beneficial interest issued and outstanding	3,731,397
Net asset value, offering and redemption price per share	$22.07

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2019 (Unaudited)

INVESTMENT INCOME
Dividend income
(net of $19,341 in foreign withholding taxes)	$1,416,564
Interest	201,620
Total investment income	1,618,184

EXPENSES
Management fees	426,193
Support services fees	94,710
Total expenses	520,903
Net investment income	1,097,281

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain on transactions
from investments & foreign currency	2,806,290
Net change in unrealized appreciation/depreciation
on investments & foreign currency	(8,437,632)
Net realized and unrealized loss	(5,631,342)
Net decrease in net assets resulting from operations	$(4,534,061)

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2019	Year Ended
	(Unaudited)	November 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,097,281	$683,781
Net realized gain on investments
& foreign currency	2,806,290	17,823,403
Change in unrealized appreciation/
depreciation on investments
& foreign currency	(8,437,632)	(16,672,566)
Net increase (decrease) in net assets
resulting from operations	(4,534,061)	1,834,618

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,267,729)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares [1]	(21,366,300)	(100,544,136)
Total decrease in net assets	(27,168,090)	(98,709,518)

NET ASSETS
Beginning of period/year	109,529,837	208,239,355
End of period/year	$82,361,747	$109,529,837

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	May 31, 2019		Year Ended
	(Unaudited)		November 30, 2018
	Shares	Value	Shares	Value
Shares sold	62,117	$1,403,643	340,822	$8,160,387
Shares issued in
reinvestment
of distributions	53,217	1,129,785	—	—
Shares redeemed [2]	(1,058,829)	(23,899,728)	(4,496,566)	(108,704,523)
Net decrease	(943,495)	$(21,366,300)	(4,155,744)	$(100,544,136)

[2]	Net of redemption fees of $220 and $811, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	May 31,
	2019	Year Ended November 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value at
beginning of period/year	$23.43	$23.58	$23.37	$20.52	$26.77	$28.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.26	0.11	(0.04)	0.02	0.01	(0.03)
Net realized and unrealized
gain (loss) on investments	(1.35)	(0.26)	0.25	2.83	(4.40)	(1.16)
Total from
investment operations	(1.09)	(0.15)	0.21	2.85	(4.39)	(1.19)

LESS DISTRIBUTIONS:
From net investment income	(0.27)	—	—	—	—	—
From net realized gain	—	—	—	—	(1.87)	(0.30)
Total distributions	(0.27)	—	—	—	(1.87)	(0.30)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]
Net asset value at
end of period/year	$22.07	$23.43	$23.58	$23.37	$20.52	$26.77

Total return	(4.59)%[3]	(0.64)%	0.90%	13.89%	(17.49)%	(4.26)%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end of
period/year (millions)	$82.4	$109.5	$208.2	$271.6	$267.9	$443.7
Portfolio turnover rate	4%[3]	13%	14%	8%	18%	37%

Ratio of expenses to
average net assets	1.10%[4]	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment
income (loss) to
average net assets	2.32%[4]	0.47%	(0.16)%	0.07%	0.06%	(0.11)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies." The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts ("REITs"), Business Development Companies ("BDCs") and Master Limited Partnerships ("MLPs"), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange  are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values in accordance with policies approved by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then the closing price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in accordance with policies approved  by the Valuation Committee of the Trust. When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is  an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would  use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that  are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2019. See the Schedule of Investments for the sector breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$64,981,987	$—	$—	$64,981,987
Preferred Stocks	1,569,671	173,522	—	1,743,193
U.S. Government
Securities	—	14,913,106	—	14,913,106
Total Investments	$66,551,658	$15,086,628	$—	$81,638,286

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2019:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Call Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$(24,575)	$(3,168)

The Fund did not hold derivative instruments as of May 31, 2019.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of the Fund’s prior fiscal year end November 30, 2018, the Fund did not defer any late year losses. For the Fund’s prior fiscal year ended November 30, 2018, the Fund had short-term capital loss carryovers of $(1,634,367) and long-term capital loss carryovers of $(9,494,116), with unlimited expiration.

As of May 31, 2019, the Fund did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. The Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends from REITs and MLPs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average absolute notional value of options purchased during the six months ended May 31, 2019 was $62,657.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

J.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures.

K.
Subsequent Events. In preparing these financial statements, management  has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Advisory Agreement"). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of management fees incurred by the Fund for the six months ended May 31, 2019, is disclosed in the Statement of Operations. The management fees incurred are paid monthly to the Advisor.

The Fund has also entered into a Support Services Agreement (the "Support Agreement") with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the six months ended May 31, 2019, is disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC ("Fund Services"), doing business as U.S. Bank Global Fund Services, acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.

Quasar Distributors, LLC (the "Distributor") acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the six months ended May 31, 2019, were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$2,878,813	$16,224,661

There were no purchases or sales of long-term U.S. Government securities for the six months ended May 31, 2019.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended May 31, 2019 (estimated), and the year ended November 30, 2018, was as follows:

	May 31, 2019	November 30, 2018
Ordinary income	$1,267,729	$— [1]

1  There were no distributions paid during the fiscal year ended November 30, 2018.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2019 (Unaudited) (Continued)

As of the Fund’s prior fiscal year end November 30, 2018, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$82,852,977
Gross tax unrealized appreciation	31,316,479
Gross tax unrealized depreciation	(9,178,429)
Net tax unrealized appreciation	22,138,050
Unrealized currency appreciation	—
Undistributed ordinary income	632,279
Undistributed long-term capital gain	—
Total distributable earnings	632,279
Other accumulated loss	(11,128,483)
Total accumulated earnings	$11,641,846

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and support services fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2018 – May 31, 2019).

Actual Expenses

The "Actual" line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2019 (Unaudited) (Continued)

transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2018 –
	December 1, 2018	May 31, 2019	May 31, 2019 [1]
Actual	$1,000.00	$ 954.10	$5.36
Hypothetical
(5% annual return
before expenses)	1,000.00	1,019.45	5.54

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the half-year period).

GoodHaven Fund

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on January 24, 2019, the Board of Trustees of the Trust (the "Board") (which is comprised of five persons, three of whom are Independent Trustees and two of whom are Interested Trustees, as defined under the Investment Company Act of 1940) considered and approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the GoodHaven Funds Trust (the "Trust") and GoodHaven Capital Management, LLC (the "Advisor") for the GoodHaven Fund (the "Fund"). At this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor, and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement.

Nature, Extent and Quality of Service. The Independent Trustees, noted that the Advisor would continue to provide all investment research and analysis, portfolio management and execution decisions for the Fund. The Independent Trustees reviewed the background information of the key investment personnel who will be responsible for servicing the Fund. The Independent Trustees recognized that each portfolio manager has over 25 years of experience in executive management positions with various advisory firms and have focused their careers (which go back more nearly forty years) as research analysts, portfolio managers, and investment management executives. The Independent Trustees stated that the key investment personnel’s extensive experience in the mutual fund industry and in managing the Fund over the previous year and implementing the Advisor’s principal investment strategies would continue to be a significant asset to the Fund and its shareholders. The Independent Trustees discussed the Advisor’s risk management policies and procedures to manage and control the risks associated with providing investment advisory services to the Fund. The Independent Trustees noted that the Advisor maintains controls in place to minimize risks associated with trading, allocations, trade reviews, conflicts of interest and other risks. The Advisor also has specific statutory guidelines with respect to portfolio concentration as well as internal guidelines designed to limit risks attributable to a single security. The Independent Trustees recognized that the portfolio managers have had a significant history of being associated with a number of different successful investment advisory businesses that have performed well. would utilize a variety of information sources to implement the Fund’s strategy. The Independent Trustees concluded that the Advisor would continue to provide a high-level quality of service to the Fund for the benefit of the Fund and its shareholders.

Performance. The Independent Trustees extensively reviewed the performance of the Fund and discussed the performance relative to its peer group, Morningstar category, and various indexes. The Independent Trustees noted that the Fund will

GoodHaven Fund

INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

continue to have a value investment strategy, that such a strategy has been significantly out of favor in recent years, and that there have been periods in prior market history where value strategies have diverged from large-cap equity indexes, only to see significant outperformance once external conditions change, such as the decade after the "technology bubble" that peaked in 2000. The Independent Trustees also noted material underperformance compared to equity indexes by a number of peers with similar strategies during the period. Further, the Independent Trustees noted that overall performance of the Fund since inception was significantly colored by an eighteen-month period from mid-2014 through late-2015 where the Fund materially underperformed alternatives with negative absolute performance due to a decline in certain equities with commodity exposure in which the Fund held interests. However, viewing performance over the periods prior to and subsequent to that eighteen-month span suggested that the period from mid-2014 through late 2015 may have been unusual and not indicative of portfolio strategy and results over a longer term. From inception in April 2011 through June 2014 – a period of approximately forty months, the Independent Trustees noted that the Fund either matched or exceeded most broad equity indexes (with performance far greater than U.S. T-bills, hedge fund indexes and most equity indexes) despite large cash inflows and a sizeable average cash balance during a period of mostly rising markets. Further, subsequent to that eighteen-month period, from January 2016 through December 2018 (thirty-six months), the Fund generated overall double-digit performance (including a gain of roughly 20% in 2016) despite many value funds suffering losses of 15-20% in the month of December 2018 alone. This latter 36-month period showed performance that was materially better than U.S. T-bills and most hedge funds but which significantly lagged large-cap equity indexes, notably the S&P 500 Index, which has benefitted enormously from dramatic passive index inflows in recent years as well as the fact that funds mirroring indexes typically have zero cash in a generally rising equity market, making comparisons to actively managed vehicles more difficult. Upon review, the Independent Trustees reiterated their confidence in the portfolio managers of the Fund and the Fund’s strategies and their expectation of positive long-term performance. After further discussion, the Independent Trustees concluded that current performance of the Fund, taken as a whole and given external conditions, was reasonable and that they expected future performance to benefit the Fund and its shareholders.

Fees and Expenses. The Independent Trustees discussed the current advisory fee paid by the Fund. The Independent Trustees agreed that the advisory fee structure was fair and competitive in comparison to many funds within its peer group. Additionally, the Independent Trustees recognized that the fee levels are appropriate, given the Fund’s size, history, performance and operations. After further discussion, the Independent Trustees concluded that the proposed advisory fee was reasonable with respect to the Fund.

GoodHaven Fund

INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Economies of Scale. The Independent Trustees considered the economies of scale and noted that the Fund has yet to achieve a sufficient amount of assets to warrant a discussion on economies of scale. Further, the Independent Trustees noted that the Fund had set fees at inception anticipating scale benefits that have not yet occurred, causing the Advisor to bear early losses which it did not seek to recover from the Fund and benefitting shareholders despite the lack of scale. The Advisor agreed with the Board that they should consider breakpoints when asset levels for the Fund reach appropriate levels. After discussion, the Trustees agreed that based on the current size of the Fund, it is not benefitting from economies of scale at this time; however, the matter would be revisited in the future should the size of the Fund increase materially. The Advisor noted that it is unaware of any shareholder or prospective shareholder ever taking issue with the Fund’s fees.

Profitability. The Independent Trustees reviewed the Advisor’s financial statements and allocation of expenses. The Independent Trustees noted that the Advisor receives an advisory fee of 0.90% and a support servicing fee of 0.20% for a total fee of 1.10% from the Fund, which is a comparable fee to the Fund’s peer group. After discussion, the Trustees concluded that the Advisor’s current profitability was not excessive and, therefore, intends that the Advisor’s profitability with respect to the Fund is reasonable.

Conclusion. Having requested and received information from the Advisor as the Independent Trustees believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and after considering the Gartenberg factors with the assistance and advice of counsel, the Board, including all of the Independent Trustees, concluded that the fee structure is fair and not unreasonable and that approval of the investment advisory agreement is in the best interests of the shareholders.

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at 1-855-OK-GOODX (1-855-654-6639) and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-OK-GOODX (1-855-654-6639) or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q is available without charge, upon request, by calling 1-855-OK-GOODX (1-855-654-6639). Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at 1-855-OK-GOODX (1-855-654-6639) to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information ("SAI") includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-855-OK-GOODX (1-855-654-6639). Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—
information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively "GoodHaven")
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida 33143

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-OK-GOODX
(1-855-654-6639)

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
BLANK ROME LLP
405 Lexington Ave
New York, New York 10174

GoodHaven Fund
1-855-OK-GOODX (1-855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 38217G103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GoodHaven Funds Trust

By (Signature and Title) /s/ Larry Pitkowsky
Larry Pitkowsky, Principal Executive Officer and Principal
Financial and Accounting Officer

Date    August 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Larry Pitkowsky
Larry Pitkowsky, Principal Executive Officer and Principal
Financial and Accounting Officer

Date    August 5, 2019

* Print the name and title of each signing officer under his or her signature.